UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 17, 2011

000-24478 (Commission File No.)	38-3073622 (IRS Employer Identification No.)
DEARBORN BANCORP, INC.

(Exact name of registrant as specified in its charter)
1360 Porter Street, Dearborn, MI

(Address of Principal Executive Offices)
48124

(Zip Code)
(313) 565-5700

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On May 17, 2011, the Registrant adjourned its Annual Meeting of Shareholders until Thursday, June 2, 2011 at 3:00 pm, local time, at Park Place, 23400 Park Avenue, Dearborn, Michigan, for the following reasons:
1.	To ensure a quorum; and

2.	To solicit additional proxies for the election of three directors of the Registrant.
The Registrant has engaged Georgeson, Inc. as its proxy solicitor for the direct telephone solicitation of registered shareholders at a cost of approximately $18,000.
The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dearborn Bancorp, Inc.
(Registrant)
/s/ Jeffrey L. Karafa

Jeffrey L. Karafa
Treasurer and Chief Financial Officer
Date: May 17, 2011